Fees Summary	Mar. 04, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	4,198.24
Total Transaction Valuation	30,400,000.00
Total Offset Amount	0.00
Net Fee	$ 4,198.24